HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (Unaudited) (In millions except per share amounts)

	Three months ended
	October 31, 2005	July 31, 2005	October 31, 2004(a)
Net revenue	$22,913	$20,759	$21,389

Costs and expenses:
Cost of sales	17,532	15,942	16,393
Research and development	859	863	873
Selling, general and administrative	2,786	2,761	2,632
Amortization of purchased intangible assets	136	168	165
Pension curtailment gain	(199)	--	--
Restructuring charges	1,565	112	13
Acquisition-related charges	--	--	24
In-process research and development charges	2	--	--

Total costs and expenses	22,681	19,846	20,100

Earnings from operations	232	913	1,289

Interest and other, net	132	119	2
Gains (losses) on investments	14	(6)	(1)
Dispute settlement	3	7	--

Earnings before taxes	381	1,033	1,290

(Benefit from) provision for taxes	(35)	960	199

Net earnings	$416	$73	$1,091

Net earnings per share:
Basic	$0.15	$0.03	$0.37
Diluted	$0.14	$0.03	$0.37

Cash dividends declared per share	$--	$0.16	$--

Weighted-average shares used to compute net earnings per share:
Basic	2,850	2,873	2,968
Diluted	2,908	2,907	2,991
(a)	Certain reclassifications have been made to prior year amounts in order to conform to the current year presentation.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (Unaudited) (In millions except per share amounts)

	Twelve months ended October 31,
	2005	2004(a)
Net revenue	$86,696	$79,905

Costs and expenses:
Cost of sales	66,440	60,811
Research and development	3,490	3,563
Selling, general and administrative	11,184	10,496
Amortization of purchased intangible assets	622	603
Pension curtailment gain	(199)	--
Restructuring charges	1,684	114
Acquisition-related charges	--	54
In-process research and development charges	2	37

Total costs and expenses	83,223	75,678

Earnings from operations	3,473	4,227

Interest and other, net	189	35
(Losses) gains on investments	(13)	4
Dispute settlement	(106)	(70)

Earnings before taxes	3,543	4,196

Provision for taxes	1,145	699

Net earnings	$2,398	$3,497

Net earnings per share:
Basic	$0.83	$1.16
Diluted	$0.82	$1.15

Cash dividends declared per share	$0.32	$0.32

Weighted-average shares used to compute net earnings per share:
Basic	2,879	3,024
Diluted	2,909	3,055
(a)	Certain reclassifications have been made to prior year amounts in order to conform to the current year presentation.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED BALANCE SHEETS (In millions)

	October 31, 2005	October 31, 2004
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$13,911	$12,663
Short-term investments	18	311
Accounts receivable, net	9,903	10,226
Financing receivables, net	2,551	2,945
Inventory	6,877	7,071
Other current assets	10,074	9,685

Total current assets	43,334	42,901

Property, plant and equipment, net	6,451	6,649

Long-term financing receivables and other assets	7,502	6,657

Goodwill and purchased intangibles, net	20,030	19,931

Total assets	$77,317	$76,138

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$10,223	$9,377
Notes payable and short-term borrowings	1,831	2,511
Employee compensation and benefits	2,343	2,208
Taxes on earnings	2,367	1,709
Deferred revenue	3,815	2,958
Accrued restructuring	1,119	193
Other accrued liabilities	9,762	9,632

Total current liabilities	31,460	28,588

Long-term debt	3,392	4,623
Other liabilities	5,289	5,363

Stockholders' equity	37,176	37,564

Total liabilities and stockholders' equity	$77,317	$76,138

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Three months ended
	October 31, 2005	July 31, 2005	October 31, 2004(a)
Net revenue:

Enterprise Storage and Servers	$4,471	$3,999	$4,080
HP Services	3,900	3,837	3,681
Software	311	249	280

Technology Solutions Group	8,682	8,085	8,041

Imaging and Printing Group	6,785	5,913	6,543
Personal Systems Group	7,113	6,386	6,540
HP Financial Services	514	489	497
Corporate Investments	142	143	119

Total Segments	23,236	21,016	21,740

Eliminations of intersegment net revenue and other	(323)	(257)	(351)

Total HP Consolidated	$22,913	$20,759	$21,389

Earnings from operations:

Enterprise Storage and Servers	$405	$150	$100
HP Services	322	256	375
Software	27	(40)	(7)

Technology Solutions Group	754	366	468

Imaging and Printing Group	896	771	1,088
Personal Systems Group	200	163	77
HP Financial Services	52	58	19
Corporate Investments	(35)	(37)	(43)

Total Segments	1,867	1,321	1,609

Corporate and unallocated costs and eliminations	(131)	(128)	(118)
Pension curtailment gain	199	--	--
Restructuring charges	(1,565)	(112)	(13)
Amortization of purchased intangible assets	(136)	(168)	(165)
Acquisition-related charges	--	--	(24)
In-process research and development charges	(2)	--	--
Interest and other, net	132	119	2
Gains (losses) on investments	14	(6)	(1)
Dispute settlement	3	7	--

Total HP Consolidated Earnings Before Taxes	$381	$1,033	$1,290

(a)	HP has reflected certain fiscal 2005 organizational realignments on a backward-looking basis to provide improved visibility and comparability. In any given quarter, no segment’s operating profit changed more than $8 million as a result of these realignments, with typical movements ranging from $3 million to $5 million.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Twelve months ended October 31,
	2005	2004(a)
Net revenue:

Enterprise Storage and Servers	$16,701	$15,074
HP Services	15,536	13,848
Software	1,077	933

Technology Solutions Group	33,314	29,855

Imaging and Printing Group	25,155	24,199
Personal Systems Group	26,741	24,622
HP Financial Services	2,102	1,895
Corporate Investments	523	449

Total Segments	87,835	81,020

Eliminations of intersegment net revenue and other	(1,139)	(1,115)

Total HP Consolidated	$86,696	$79,905

Earnings from operations:

Enterprise Storage and Servers	$810	$161
HP Services	1,151	1,282
Software	(59)	(156)

Technology Solutions Group	1,902	1,287

Imaging and Printing Group	3,413	3,843
Personal Systems Group	657	205
HP Financial Services	213	125
Corporate Investments	(174)	(179)

Total Segments	6,011	5,281

Corporate and unallocated costs and eliminations	(429)	(246)
Pension curtailment gain	199	--
Restructuring charges	(1,684)	(114)
Amortization of purchased intangible assets	(622)	(603)
Acquisition-related charges	--	(54)
In-process research and development charges	(2)	(37)
Interest and other, net	189	35
(Losses) gains on investments	(13)	4
Dispute settlement	(106)	(70)

Total HP Consolidated Earnings Before Taxes	$3,543	$4,196

(a)	HP has reflected certain fiscal 2005 organizational realignments on a backward-looking basis to provide improved visibility and comparability. In any given quarter, no segment’s operating profit changed more than $8 million as a result of these realignments, with typical movements ranging from $3 million to $5 million.